                                                                   EXHIBIT 7.(b)

                                              -------------------------------------------------------------------------------

Select Exec II Illustration 1                 Illustration 1
Option A                                      Death benefit Option A and guideline premium test at current cost of insurance
Male 45 Select Non-Smoker                     rates
Current at 87bp                               Based on average annual advisory fees and expenses of the portfolios

                                              DEATH BENEFIT OPTION:A
                                              GUIDELINE PREMIUM TEST
                                              FACE AMOUNT:$439,120
                                              MALE SELECT NONSMOKER ISSUE AGE 45
                                              ANNUAL PREMIUM:$10,000

                                              ------------------------------------------------------------------------------
Flexible premium                                           Total
variable universal life                                    premiums
Illustration of death benefits, accumulated   End of       paid plus          End of year DEATH BENEFIT assuming
values and net cash surrender values.         policy       interest at        hypothetical gross annual investment return of
                                              year            5%                 0%                6%                12%
All premium payments are illustrated as if    ------------------------------------------------------------------------------
made at the beginning of the policy year.      1            $10,500           $439,120          $439,120            $439,120
                                               2            $21,525           $439,120          $439,120            $439,120
This illustration assumes no policy loans      3            $33,101           $439,120          $439,120            $439,120
or partial withdrawals have been made.         4            $45,256           $439,120          $439,120            $439,120
                                               5            $58,019           $439,120          $439,120            $439,120
The death benefits, accumulated values and     6            $71,420           $439,120          $439,120            $439,120
cash surrender values will differ if           7            $85,491           $439,120          $439,120            $439,120
premiums are paid in different amounts or      8           $100,266           $439,120          $439,120            $439,120
frequencies.                                   9           $115,779           $439,120          $439,120            $439,120
                                              10           $132,068           $439,120          $439,120            $439,120
The hypothetical investment rates shown       15           $226,575           $439,120          $439,120            $439,120
above and elsewhere in this prospectus are    20           $347,192           $439,120          $439,120            $637,642
illustrative only and should not be           25           $501,134           $439,120          $439,120          $1,084,610
interpreted as a representation of past or    30           $697,607           $439,120          $560,924          $1,737,226
future investment results. Actual rates of    35           $948,362           $439,120          $755,030          $2,918,463
return may be more or less than those shown   ------------------------------------------------------------------------------
and will depend on a number of factors,                  End of year                        End of year
including the investment allocations made                ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
to variable accounts by the owner and the     End of     assuming hypothetical gross        assuming hypothetical gross
experience of the accounts. No                policy     annual investment return of        annual investment return of
representation can be made by us, the         year          0%         6%         12%          0%         6%         12%
separate account or the fund that these       ------------------------------------------------------------------------------
hypothetical rates of return can be achieved   1           $7,024     $7,508       $7,993     $1,471     $1,955       $2,439
for any one year or sustained over any         2          $13,872    $15,275      $16,738     $8,318     $9,722      $11,185
period of time.                                3          $20,550    $23,319      $26,328    $14,996    $17,766      $20,775
                                               4          $27,094    $31,704      $36,912    $21,541    $26,151      $31,359
This is an illustration only. An               5          $33,533    $40,468      $48,617    $27,980    $34,915      $43,064
illustration is not intended to predict        6          $39,875    $49,638      $61,578    $34,803    $44,566      $56,506
actual performance. Interest rates,            7          $46,126    $59,241      $75,941    $42,321    $55,437      $72,137
dividends, and values set forth in the         8          $52,281    $69,297      $91,861    $49,745    $66,760      $89,325
illustration are not guaranteed.               9          $58,337    $79,824     $109,509    $57,069    $78,556     $108,241
                                              10          $64,282    $90,837     $129,072    $64,282    $90,837     $129,072
                                              15         $100,193   $163,562     $275,503   $100,193   $163,562     $275,503
                                              20         $130,806   $254,528     $522,657   $130,806   $254,528     $522,657
                                              25         $155,578   $371,810     $935,009   $155,578   $371,810     $935,009
                                              30         $172,293   $524,228   $1,623,576   $172,293   $524,228   $1,623,576
                                              35         $178,436   $719,076   $2,779,489   $178,436   $719,076   $2,779,489
                                              ------------------------------------------------------------------------------

                                                                                                                           1

                                              -------------------------------------------------------------------------------

Select Exec II Illustration 2                 Illustration 2
Option A                                      Death benefit Option A and guideline premium test at guaranteed cost of
Male 45 Select Non-Smoker                     insurance rates
Guaranteed at 87bp                            Based on average annual advisory fees and expenses of the portfolios

                                              DEATH BENEFIT OPTION:A
                                              GUIDELINE PREMIUM TEST
                                              FACE AMOUNT:$439,120
                                              MALE SELECT NONSMOKER ISSUE AGE 45
                                              ANNUAL PREMIUM:$10,000

                                              ------------------------------------------------------------------------------
Flexible premium                                           Total
variable universal life                                    premiums
Illustration of death benefits, accumulated   End of       paid plus          End of year DEATH BENEFIT assuming
values and net cash surrender values.         policy       interest at        hypothetical gross annual investment return of
                                              year            5%                 0%                6%                12%
All premium payments are illustrated as if    ------------------------------------------------------------------------------
made at the beginning of the policy year.      1            $10,500           $439,120         $439,120             $439,120
                                               2            $21,525           $439,120         $439,120             $439,120
This illustration assumes no policy loans      3            $33,101           $439,120         $439,120             $439,120
or partial withdrawals have been made.         4            $45,256           $439,120         $439,120             $439,120
                                               5            $58,019           $439,120         $439,120             $439,120
*Additional payment will be required to        6            $71,420           $439,120         $439,120             $439,120
prevent policy termination.                    7            $85,491           $439,120         $439,120             $439,120
                                               8           $100,266           $439,120         $439,120             $439,120
The death benefits, accumulated values and     9           $115,779           $439,120         $439,120             $439,120
cash surrender values will differ if          10           $132,068           $439,120         $439,120             $439,120
premiums are paid in different amounts or     15           $226,575           $439,120         $439,120             $439,120
frequencies.                                  20           $347,192           $439,120         $439,120             $540,562
                                              25           $501,134           $439,120         $439,120             $913,950
The hypothetical investment rates shown       30           $697,607           $439,120         $439,120           $1,449,733
above and elsewhere in this prospectus are    35           $948,362                 $0*        $498,966           $2,414,574
illustrative only and should not be           ------------------------------------------------------------------------------
interpreted as a representation of past or               End of year                        End of year
future investment results. Actual rates of               ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
return may be more or less than those shown   End of     assuming hypothetical gross        assuming hypothetical gross
and will depend on a number of factors,       policy     annual investment return of        annual investment return of
including the investment allocations made to  year         0%          6%         12%         0%          6%         12%
variable accounts by the owner and the        ------------------------------------------------------------------------------
experience of the accounts. No                 1          $7,024       $7,508      $7,993    $1,471      $1,955       $2,439
representation can be made by us, the          2         $13,872      $15,275     $16,738    $8,318      $9,722      $11,185
separate account or the fund that these        3         $20,550      $23,319     $26,328   $14,996     $17,766      $20,775
hypothetical rates of return can be achieved   4         $27,094      $31,704     $36,912   $21,541     $26,151      $31,359
for any one year or sustained over any         5         $33,533      $40,468     $48,617   $27,980     $34,915      $43,064
period of time.                                6         $37,859      $47,601     $59,531   $32,787     $42,528      $54,459
                                               7         $41,941      $54,908     $71,492   $38,137     $51,104      $67,688
This is an illustration only. An               8         $45,757      $62,383     $84,612   $43,221     $59,847      $82,075
illustration is not intended to predict        9         $49,278      $70,011     $99,013   $48,010     $68,743      $97,745
actual performance. Interest rates,           10         $52,469      $77,774    $114,836   $52,469     $77,774     $114,836
dividends, and values set forth in the        15         $71,893     $129,233    $235,003   $71,893    $129,233     $235,003
illustration are not guaranteed.              20         $79,167     $188,199    $443,084   $79,167    $188,199     $443,084
                                              25         $65,684     $256,897    $787,888   $65,684    $256,897     $787,888
                                              30         $12,916     $344,495  $1,354,890   $12,916    $344,495   $1,354,890
                                              35              $0*    $475,206  $2,299,594        $0*   $475,206   $2,299,594
                                              ------------------------------------------------------------------------------

ILLUSTRATIONS
                                              -------------------------------------------------------------------------------

Select Exec II Illustration 3                 Illustration 3
Option A                                      Death benefit Option A and guideline premium test at current cost of insurance
Male 45 Select Non-Smoker                     rates
Current at 69bp                               Based on average annual advisory fees and expenses of the portfolios

                                              DEATH BENEFIT OPTION:A
                                              GUIDELINE PREMIUM TEST
                                              FACE AMOUNT:$439,120
                                              MALE SELECT NONSMOKER ISSUE AGE 45
                                              ANNUAL PREMIUM:$10,000

                                              -------------------------------------------------------------------------------
Flexible premium                                           Total
variable universal life                                    premiums
Illustration of death benefits, accumulated   End of       paid plus          End of year DEATH BENEFIT assuming
values and net cash surrender values.         policy       interest at        hypothetical gross annual investment return of
                                              year            5%                 0%                6%                12%
All premium payments are illustrated as if    -----------------------------------------------------------------------------
made at the beginning of the policy year.      1           $10,500           $439,120          $439,120            $439,120
                                               2           $21,525           $439,120          $439,120            $439,120
This illustration assumes no policy loans      3           $33,101           $439,120          $439,120            $439,120
or partial withdrawals have been made.         4           $45,256           $439,120          $439,120            $439,120
                                               5           $58,019           $439,120          $439,120            $439,120
The death benefits, accumulated values and     6           $71,420           $439,120          $439,120            $439,120
cash surrender values will differ if           7           $85,491           $439,120          $439,120            $439,120
premiums are paid in different amounts or      8          $100,266           $439,120          $439,120            $439,120
frequencies.                                   9          $115,779           $439,120          $439,120            $439,120
                                              10          $132,068           $439,120          $439,120            $439,120
The hypothetical investment rates shown       15          $226,575           $439,120          $439,120            $439,120
above and elsewhere in this prospectus are    20          $347,192           $439,120          $439,120            $653,656
illustrative only and should not be           25          $501,134           $439,120          $444,216          $1,119,887
interpreted as a representation of past or    30          $697,607           $439,120          $581,077          $1,807,635
future investment results. Actual rates of    35          $948,362           $439,120          $787,071          $3,061,487
return may be more or less than those shown   -----------------------------------------------------------------------------
and will depend on a number of factors,                  End of year                        End of year
including the investment allocations made to             ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
variable accounts by the owner and the        End of     assuming hypothetical gross        assuming hypothetical gross
experience of the accounts. No                policy     annual investment return of        annual investment return of
representation can be made by us, the         year          0%          6%            12%           0%           6%          12%
separate account or the fund that these       -------------------------------------------------------------------------------------
hypothetical rates of return can be achieved   1          $7,039       $7,523        $8,009       $1,486       $1,970        $2,456
for any one year or sustained over any         2         $13,913      $15,321       $16,788       $8,360       $9,768       $11,235
period of time.                                3         $20,630      $23,412       $26,434      $15,077      $17,859       $20,881
                                               4         $27,225      $31,862       $37,099      $21,672      $26,309       $31,546
This is an illustration only. An               5         $33,727      $40,710       $48,916      $28,173      $35,156       $43,363
illustration is not intended to predict        6         $40,142      $49,985       $62,026      $35,070      $44,913       $56,953
actual performance. Interest rates,            7         $46,478      $59,717       $76,580      $42,673      $55,913       $72,776
dividends, and values set forth in the         8         $52,728      $69,926       $92,741      $50,192      $67,390       $90,205
illustration are not guaranteed.               9         $58,890      $80,635      $110,692      $57,622      $79,367      $109,424
                                              10         $64,951      $91,860      $130,626      $64,951      $91,860      $130,626
                                              15        $101,634     $166,249      $280,534     $101,634     $166,249      $280,534
                                              20        $133,329     $260,304      $535,783     $133,329     $260,304      $535,783
                                              25        $159,487     $382,945      $965,420     $159,487     $382,945      $965,420
                                              30        $177,943     $543,062    $1,689,379     $177,943     $543,062    $1,689,379
                                              35        $186,306     $749,591    $2,915,702     $186,306     $749,591    $2,915,702
                                              -------------------------------------------------------------------------------------

                                              -----------------------------------------------------------------------------

Select Exec II Illustration 4                 Illustration 4
Option A                                      Death benefit Option A and guideline premium test at guaranteed cost of
Male 45 Select Non-Smoker                     insurance rates
Guaranteed at 69bp                            Based on average annual advisory fees and expenses of the portfolios

                                              DEATH BENEFIT OPTION:A
                                              GUIDELINE PREMIUM TEST
                                              FACE AMOUNT:$439,120
                                              MALE SELECT NONSMOKER ISSUE AGE 45
                                              ANNUAL PREMIUM:$10,000

                                              ------------------------------------------------------------------------------
Flexible premium                                           Total
variable universal life                                    premiums
Illustration of death benefits, accumulated   End of       paid plus          End of year DEATH BENEFIT assuming
values and net cash surrender values.         policy       interest at        hypothetical gross annual investment return of
                                              year             5%                0%                6%                12%
All premium payments are illustrated as if    ------------------------------------------------------------------------------
made at the beginning of the policy year.      1            $10,500           $439,120          $439,120            $439,120
                                               2            $21,525           $439,120          $439,120            $439,120
This illustration assumes no policy loans      3            $33,101           $439,120          $439,120            $439,120
or partial withdrawals have been made.         4            $45,256           $439,120          $439,120            $439,120
                                               5            $58,019           $439,120          $439,120            $439,120
*Additional payment will be required to        6            $71,420           $439,120          $439,120            $439,120
prevent policy termination.                    7            $85,491           $439,120          $439,120            $439,120
                                               8           $100,266           $439,120          $439,120            $439,120
The death benefits, accumulated values and     9           $115,779           $439,120          $439,120            $439,120
cash surrender values will differ if          10           $132,068           $439,120          $439,120            $439,120
premiums are paid in different amounts or     15           $226,575           $439,120          $439,120            $439,120
frequencies.                                  20           $347,192           $439,120          $439,120            $555,788
                                              25           $501,134           $439,120          $439,120            $945,964
The hypothetical investment rates shown       30           $697,607           $439,120          $439,120          $1,511,605
above and elsewhere in this prospectus are    35           $948,362                 $0*         $536,597          $2,537,517
illustrative only and should not be           ------------------------------------------------------------------------------
interpreted as a representation of past or               End of year                        End of year
future investment results. Actual rates of               ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
return may be more or less than those shown   End of     assuming hypothetical gross        assuming hypothetical gross
and will depend on a number of factors,       policy     annual investment return of        annual investment return of
including the investment allocations made to  year          0%         6%         12%          0%         6%         12%
variable accounts by the owner and the        ------------------------------------------------------------------------------
experience of the accounts. No                 1          $7,039      $7,523      $8,009     $1,486      $1,970       $2,456
representation can be made by us, the          2         $13,913     $15,321     $16,788     $8,360      $9,768      $11,235
separate account or the fund that these        3         $20,630     $23,412     $26,434    $15,077     $17,859      $20,881
hypothetical rates of return can be achieved   4         $27,225     $31,862     $37,099    $21,672     $26,309      $31,546
for any one year or sustained over any         5         $33,727     $40,710     $48,916    $28,173     $35,156      $43,363
period of time.                                6         $38,126     $47,947     $59,978    $33,053     $42,875      $54,906
                                               7         $42,288     $55,380     $72,127    $38,484     $51,576      $68,323
This is an illustration only. An               8         $46,192     $63,001     $85,482    $43,656     $60,465      $82,946
illustration is not intended to predict        9         $49,808     $70,799    $100,174    $48,539     $69,531      $98,906
actual performance. Interest rates,           10         $53,100     $78,758    $116,354    $53,100     $78,758     $116,354
dividends, and values set forth in the        15         $73,162    $131,719    $239,837    $73,162    $131,719     $239,837
illustration are not guaranteed.              20         $81,276    $193,488    $455,564    $81,276    $193,488     $455,564
                                              25         $68,820    $267,378    $815,486    $68,820    $267,378     $815,486
                                              30         $17,272    $365,338  $1,412,715    $17,272    $365,338   $1,412,715
                                              35              $0*   $511,045  $2,416,683         $0*   $511,045   $2,416,683
                                              ------------------------------------------------------------------------------

4